Registration No. 33-30471
                                                      File No. 811-5871

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /

         PRE-EFFECTIVE AMENDMENT NO. __                            /   /


         POST-EFFECTIVE AMENDMENT NO. 8                            / X /


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /


         Amendment No. 11                                        / X /



                     CENTENNIAL CALIFORNIA TAX EXEMPT TRUST
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               (Exact Name of Registrant as Specified in Charter)

                3410 South Galena Street, Denver, Colorado 80231
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                    (Address of Principal Executive Offices)

                                 1-303-671-3200
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                         (Registrant's Telephone Number)


                             Andrew J. Donohue, Esq.
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
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                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

         /   / Immediately upon filing pursuant to paragraph (b)


         / X / On October 28, 1996, pursuant to paragraph (b)


         /   / 60 days after filing, pursuant to paragraph (a)(i)

         /   / On ____________, pursuant to paragraph (a)(i)

         /   / 75 days after filing, pursuant to paragraph (a)(ii)

         /   / On _____________, pursuant to paragraph (a)(ii) of Rule 485


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The  Registrant  has  registered  an  indefinite  number  of  shares  under  the
Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1996 was filed on August 23, 1996.

                                    FORM N-1A

                     CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

                              Cross Reference Sheet

Part A of
Form N-1A
Item No.         Prospectus Heading
----------       ------------------
      1          Cover Page
      2          Expenses
      3          Financial Highlights; Performance of the Trust
      4          Cover Page; Investment Objective and Policies; Investment
                 Restrictions
      5          How the Trust is Managed; Expenses; Cover
      6          Dividends, Distributions and Taxes; How the Trust is Managed;
      7          How to Buy Shares; Purchases Through Automatic Purchase and
                 Redemption Programs; Direct Purchases; Service Plan; Back
                 Cover; How to Sell Shares
      8          How to Sell Shares; General Information on Redemptions;
                 Exchange of Shares
      9          *


Part B of
Form N-1A
Item No.         Statement of Additional Information Heading
----------       --------------------------------------------
      10         Cover Page
      11         Cover Page
      12         *
      13         Investment Objective and Policies; Other Investment
                 Restrictions; Appendix A - Description of Securities Ratings
      14         Trustees and Officers; The Manager and its Affiliates
      15         The Manager and its Affiliates; Trustees and Officers - Major
                 Shareholders
      16         The Manager and its Affiliates; Service Plan
      17         The Manager and its Affiliates- Portfolio Transactions
      18         Organization and History of the Trust
      19         Performance of the Trust; Purchase, Redemption and Pricing of
                 Shares; Automatic Withdrawal Plan Provisions
      20         Dividends, Distributions and Taxes
      21         The Manager and its Affiliates- Portfolio Transactions, The
                 Distributor; Service Plan




      22              Performance of the Trust
      23              Financial Statements

---------------
*Not applicable or negative answer.


Centennial
California Tax Exempt Trust


Prospectus dated November 1, 1996

Centennial California Tax Exempt Trust is a no-load "money market" mutual fund with the investment objective of seeking the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust seeks to achieve this objective by investing in municipal obligations meeting specified quality standards, the income from which is tax-exempt as described above. Normally, the Trust will invest at least 80% of its assets in U.S. dollar-denominated, high quality tax-exempt municipal obligations. The Trust may invest a significant percentage of its assets in the securities of a single issuer, and therefore an investment in the Trust may be riskier than an investment in other types of money market funds.


         An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.


         Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. See "How to Buy Shares" in the Prospectus. Program participants should also read the description of the Program provided by their broker.

         This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the November 1, 1996 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents

4              Expenses
5              Financial Highlights
6              Performance of the Trust
6              Investment Objective and Policies
13             Investment Restrictions
14             How the Trust is Managed
16             How To Buy Shares
17               Purchases Through Automatic Purchase and Redemption
                   Programs
18               Direct Purchases
18               Payment by Check
18               Payment by Federal Funds Wire
19               Guaranteed Payment
19               Automatic Investment Plans
20               Service Plan
21             How To Sell Shares
21               Program Participants
21               Shares of the Trust Owned Directly
21               Regular Redemption Procedure
22               Expedited Redemption Procedure
22               Check Writing
23               Telephone Redemptions
23               Automatic Withdrawal Plans
24               General Information on Redemptions
25             Exchanges of Shares
28             Dividends, Distributions and Taxes


ABOUT THE TRUST
Expenses

The following table sets forth the fees that an investor in the Trust might pay, and the expenses paid by the Trust during its fiscal year ended June 30, 1996.


         o  Shareholder Transaction Expenses
Maximum Sales Charge on Purchases
(as a percentage of offering price)            None
---------------------------------------------------
Sales Charge on Reinvested Dividends           None
---------------------------------------------------
Redemption Fees                                None
---------------------------------------------------
Exchange Fee                                   None


          o  Annual Trust Operating Expenses
(as a percentage of average net assets)
Management Fees (after expense assumption)    0.49%
---------------------------------------------------
12b-1 (Service Plan) Fees                     0.20%
---------------------------------------------------
Other Expenses                                0.10%
---------------------------------------------------
  Total Trust Operating Expenses              0.79%
    (after expense assumption)



         The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit, legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses shown are net of a voluntary expense assumption undertaking by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"). Without such assumption, "Management Fees" and "Total Trust Operating Expenses" would have been 0.50% and 0.80% of average net assets, respectively. The expense assumption undertaking is described in "The Manager and Its Affiliates" in the Statement of Additional Information and may be withdrawn or amended at any time. For further details, see the Trust's Financial Statements included in the Statement of Additional Information.

         o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.


      1 year              3 years             5 years             10 years
      ------              -------             -------             --------
      $8                  $25                 $44                 $98




         This example shows the effect of expenses on an investment, but is not meant to state or predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.


Financial Highlights



The table below presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1996 is included in the Statement of Additional Information.


Financial Highlights
Centennial California Tax Exempt Trust


                                          Year Ended June 30,
                                          -----------------------------------------------------------------------------
                                            1996       1995       1994       1993       1992       1991       1990(1)
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period       $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
  investment income and net realized gain    .03        .03        .02        .02        .03        .04        .003
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders (.03)      (.03)      (.02)      (.02)      (.03)      (.04)      (.003)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                          =============================================================================

-----------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)        2.97%      3.00%      1.82%      2.00%      3.29%      4.79%      N/A
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)$118,838   $ 92,318   $ 60,376   $ 58,079   $48,483    $ 32,337   $  2,018
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $112,911   $ 71,278   $ 65,520   $ 56,082   $ 40,684   $ 16,150   $  1,914
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net investment income                   2.94%      2.99%      1.79%      1.90%      3.13%      4.09%      6.29%(3)
Expenses, before voluntary assumption
  by the Manager                          0.80%      0.83%      0.87%      0.86%      0.91%      1.09%      2.53%(3)
Expenses, net of voluntary assumption
  by the Manager                          0.79%      0.80%      0.80%      0.80%      0.80%      0.84%      0.90%(3)

1.  For the period from June 12, 1990 (commencement of operations) to June 30, 1990.
2.  Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not annualized for periods of less than one full year.  Total returns reflect changes in net investment income only.
3.  Annualized.


Performance of the Trust

Explanation of "Yield." From time to time, the "yield," "tax- equivalent yield" and "compounded effective yield" of an investment in the Trust may be advertised. All yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax-equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax-exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax-exempt. The "tax-equivalent yield" is then compounded and annualized in the same manner as the Trust's yield. See "Performance of the Trust" in the Statement of Additional Information for further information on the methods of calculating these yields. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed.

Investment Objective and Policies

Objective. The Trust is a no-load tax-exempt money market fund. It is an open-end, non-diversified, management investment company organized as a Massachusetts business trust on August 7, 1989. The Trust's investment objective is to seek the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts may be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm.

Portfolio Quality/Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Manager, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risks and are "Eligible Securities." An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations.

         The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may also invest in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days; and the remaining maturity of any single portfolio investment may not exceed 397 days. Certain of the Trust's fundamental investment restrictions (which may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7, and the Trust must restrict the maturity of portfolio securities to one year or less. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with that Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

         Appendix  A  of  the  Statement  of  Additional   Information  contains
descriptions of the rating categories of Rating Organizations.

Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessment of the credit risk presented by a security and may require its sale. The rating restrictions described in this Prospectus do not apply to banks in which the Trust's cash is kept. See "Municipal Bonds" and "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Investment Policies and Strategies. The Trust's investment policies and practices are not "fundamental" policies in "Investment Restrictions" unless a particular policy is identified as fundamental. The Trust's investment objective is a fundamental policy. The Board may change non-fundamental investment policies without shareholder approval. In seeking its objective, the Trust may invest in the types of securities listed below and use the following strategies:

         o Municipal Securities. The Trust invests in tax-exempt securities, consisting of municipal bonds, municipal notes (which include tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper and other debt obligations, which include variable rate demand notes and put bonds issued by or on behalf of the State of California, other states, and the District of Columbia, their political subdivisions, or any commonwealth or territory of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax, in the opinion of bond counsel to the respective issuer (collectively, these are referred to as "Municipal Securities"), and in Municipal Securities the interest from which is not subject to California personal income tax in the opinion of bond counsel to the respective issuer (collectively, these are referred to as "California Municipal Securities"). The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7
(discussed above). All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the SEC, be deemed to have, remaining maturities of one year or less at the date the Trust purchases them.


         Under normal market conditions, the Trust attempts to invest 100% of its assets in Municipal Securities and at least 65% of its assets in California Municipal Securities, and, as a fundamental policy, the Trust will make no investment that will reduce the portion of its total assets that are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable, including: (i) repurchase agreements (explained below);
(ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Distributions and Taxes" below and "Private Activity Municipal Securities" in the Statement of Additional Information); and (iii) certain temporary investments defined below in "Temporary Investments." The Trust may hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and the taxable investments described above. No independent investigation has been made by the Manager as to the users of proceeds of such offerings or the application of such proceeds. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective.


         o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the PSA Municipal Swap Index or the J.J. Kenney Index. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and on not more than 30 days' notice. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards solely by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. However, the letter of credit or bank guarantee must be rated or meet the other requirements of Rule 2a-7.

         o Municipal Lease Obligations. The Trust may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the state or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.


         o Puts and Demand Features. The Trust may invest a significant percentage of its assets in Municipal Securities subject to put or demand features. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.
 A "put" is the right to sell a particular security within a specified period of time at a stated exercise price. The put may be sold, transferred, or assigned only with the underlying security. A demand feature is a put that may be exercised at specified intervals not exceeding 397 calendar days and upon no more than thirty days' notice. Demand features can: (1) shorten the maturity of a variable or floating rate security, (2) enhance the security's credit quality, and (3) enhance the ability to sell the security. The aggregate price for a security subject to a put or demand feature may be higher than the price that would be paid for the security without the put or demand feature. The effect of the put or demand feature is to increase the cost of the security and reduce its yield.


         o When-Issued or Delayed-Delivery Securities. The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when-issued securities take place at a later date (normally within 120 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information for more details.

         o Non-diversification. The Trust is a "non-diversified" investment company under the Investment Company Act. As a result, it may invest its assets in a single issuer or limited number of issuers without limitation by the Investment Company Act. However, the Trust intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), pursuant to which: (1) not more than 25% of the market value of the Trust's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Trust must not own more than 10% of the outstanding voting securities of a single issuer. An investment in the Trust therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater credit risk exposure to a smaller number of issuers, greater fluctuation in the total market value of the Trust's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Trust's portfolio than would be the case if the portfolio were diversified among more issuers.

         o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements to generate income while providing liquidity. The Trust's repurchase agreements must be fully collateralized under the requirements of Rule 2a-7. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include the costs of disposing of the collateral for the agreement and losses that might result from any delays in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days and may not enter into repurchase agreements if the scheduled repurchase date is greater than one year. Income earned on repurchase transactions is not tax-exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See "Repurchase Agreements" in the Statement of Additional Information for further details.


         o Illiquid and Restricted Securities. Under the policies and procedures established by the Trust's Board of Trustees, the Manager determines the liquidity of certain of the Trust's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. This policy does not limit purchases of: (1) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (2) commercial paper that may be sold without registration under Sections 3(a)(3) or 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A Securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value.



         o Temporary Investments. The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) bankers' acceptances; (iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more and repurchase agreements. To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to Federal and California income taxes.


         o Special Risk Considerations - California Municipal Securities. The Trust concentrates its investment in securities issued by the State of California or entities within that state, and therefore an investment in the Trust may be riskier than an investment in other types of money market funds that do not concentrate their investments in that manner. Because the Trust concentrates its investments in California Municipal Securities, the market value and marketability of such Municipal Securities and the interest income to the Trust from them could be adversely affected by a default or a financial crisis relating to any of such issuers. Investors should consider these matters as well as economic trends in California, summarized in the Statement of Additional Information under "Special Investment Considerations - California Municipal Securities."


Investment Restrictions


The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies, which can be changed only by the vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust. Under some of those restrictions, the Trust cannot: (1) make loans, may purchase debt securities described in "The Trust and Its Investment Policies," and other securities substantially similar thereto, and repurchase agreements; and the Trust may lend its portfolio securities as described in its investment policy stated above; (2) borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt; (3) enter into a repurchase agreement or purchase a security subject to a call if the scheduled repurchase or redemption date is greater than one year; (4) invest more than 25% of its total assets in any one industry; however for the purposes of this restriction, Municipal Securities and U.S. Government obligations are not considered to be part of any single industry; (5) invest in any debt instrument having a maturity in excess of one year from the date of purchase, unless purchased subject to a demand feature which may not exceed one year and requires payment on not more than 30 days' notice; or (6) invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors. The percentage restrictions described above and in the Statement of Additional Information apply only at the time of investment and require no action by the Trust as a result of subsequent changes in value of the investments or the size of the Trust. A supplementary list of investment restrictions is contained in "Other Investment Restrictions" in the Statement of Additional Information.

How the Trust is Managed

Organization and History. The Trust's Board of Trustees has overall responsibility for the management of the Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the Trust's Trustees and officers and provides information about them. Subject to the authority of the Board, the Manager is responsible for the day-to-day management of the Trust's business, supervises the investment operations of the Trust and the composition of its portfolio and furnishes the Trust advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a management agreement (the "Agreement") with the Trust. The Agreement sets forth the fees paid by the Trust to the Manager and the expenses that the trust is responsible to pay.

         The Trust's shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of the Trust represents an interest in the Trust equal to the interest of each other share in the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote, and to participate pro-rata in dividends and distributions and in the net distributable assets of the Trust on liquidation. The Trustees may divide or combine shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. The Trust's Board of Trustees is empowered to issue additional "series" of shares of the Trust, which may have separate assets and liabilities.

         The Trust will not normally hold annual meetings of the shareholders. The Trust may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Trustee or take other action described in the Declaration of Trust. Although the Declaration of Trust states that when issued, shares are fully-paid and nonassessable, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Organization and History of the Trust" in the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment adviser since 1978. The Manager and OFI currently advise U.S. investment companies with assets aggregating over $50 billion as of June 30, 1996, and having more than 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

         o Fees and Expenses. The Trust's management fee, payable monthly to the Manager under the terms of the Agreement, is computed on the average annual net assets as of the close of business each day at the following annual rates: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion.

         The Agreement lists examples of expenses paid by the Trust, the major categories of which relate to interest, taxes, brokerage commissions, certain insurance premiums, fees to certain Trustees, legal and audit expenses, transfer agent and custodian expenses, certain registration expenses and non-recurring expenses, including litigation costs. For further information about the
Agreement, including a description of expense assumption arrangements by the Manager, exculpation provisions and portfolio transactions, see "The Manager and Its Affiliates" in the Statement of Additional Information.

         o The Custodian. The Custodian of the assets of the Trust is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian; see "The Manager and Its Affiliates" in the Statement of Additional Information for further information. The Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance.

Such uninsured balances may at times be substantial. The rating restrictions under Rule 2a-7 (see "Ratings of Securities," above) do not apply to banks in which the Trust's cash is kept.

         o Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent on an at-cost basis for the Trust and other mutual funds advised by the Manager. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trust to the Distributor and to Recipients under the Service Plan (see "Service Plan"). Direct shareholders should direct any inquiries regarding the Trust to the Transfer Agent at the address or toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.


How To Buy Shares


Shares of the Trust may be purchased at their offering price, which is the net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details). There can be no guarantee that the Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the Trust's distributor (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of the Trust's shares. OppenheimerFunds Distributor, Inc., an affiliate of the Distributor, acts as the Trust's sub-distributor (the "Sub- Distributor").

         The minimum  initial  investment  is $500  ($2,500 if by Federal  Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan, military allotment plan, 403(b)(7) custodial plan or payroll deduction plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

         The Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order for them at its address in Denver, Colorado, on a day The New York Stock Exchange is open (a "regular business day") under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.


         The Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days (all references to time in this Prospectus mean New York time) by dividing the net assets of the Trust by the total number of its shares outstanding. The Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method, as described in "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

         Dealers and brokers who process orders for the Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from the Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of the Trust to do so.


Purchases Through Automatic Purchase and Redemption Programs

Shares of the Trust are available under Automatic Purchase and Redemption Programs ("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust if the Trust has been selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of the Trust through a Program should be directed to the broker-dealer.


Direct Purchases

An investor (who is not a program participant, a "direct purchaser") may directly purchase shares of the Trust through any dealer which has a sales agreement with the Distributor or the Sub- Distributor. There are two ways to make a direct initial investment: either (1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217-5143 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.


Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and a purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

Payment by Federal Funds Wire. Shares of the Trust may be purchased by Federal Funds wire. The minimum investment by wire is $2,500. The investor must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the transmittal of the wire and to order the shares. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9 for credit to Concentration Account No. 3737-5674, for further credit to Centennial California Tax Exempt Trust, Custodian Account No. 845-873.


         The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. prior to the close of The New York Stock Exchange (which is normally 4:00 P.M. but may be earlier on some days) and the Distributor has received and accepted the investor's notification of the wire order prior to the close of the New York stock Exchange. Shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.


Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of the Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M. on a regular business day, with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

Automatic Investment Plans.  Direct investors may purchase shares of the Trust automatically.  Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the
investor's account at a bank or other financial institution.  To establish an Automatic Investment Plan from a bank account, a check
(minimum $25) for the initial purchase must accompany the
application.  Shares purchased by Automatic Investment Plan
payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trust reserves the right to amend, suspend, or discontinue offering such Automatic Investment Plans at any time without prior notice.

Service Plan


The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to reimburse dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under the Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of the Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trust), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares


Program Participants


A program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.


Shares of the Trust Owned Directly

Shares of the Trust owned by a shareholder directly (not through a Program) (a "direct shareholder"), may be redeemed in the following ways:

Regular Redemption Procedure. A direct shareholder who wishes to redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedure, must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to similar requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.


Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, direct shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). No dividends are paid on the proceeds of redeemed shares awaiting transmittal by wire. Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

Check Writing. Upon request, the Transfer Agent will provide any direct shareholder of the Trust or any Program participant whose shares are not represented by certificates with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Program participants must arrange for check writing through their brokers or dealers. The Transfer Agent will arrange for checks written by direct shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Shareholders of joint accounts may elect to have checks honored with a single signature. Program participants must arrange for check writing through their broker or dealer. Checks may be made payable to the order of anyone in any amount not less than $250 and will be subject to the Bank's rules and regulations governing checks. If a check is presented for an amount greater than the account value, it will not be honored. For Program participants, checks will be drawn against the primary account designated by the Program participant. Checks issued for one Fund account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has been changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by check writing. A check presented to the Bank for payment that would require redemption of some or all of the shares so purchased is subject to non-payment. The Bank will present checks to the Trust to redeem shares to cover the amount of the check. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue check writing privileges at any time without prior notice.

Telephone Redemptions. Direct shareholders of the Trust may redeem their shares by telephone by calling the Transfer Agent at 1-800- 852-8457. This procedure for telephone redemptions is not available to Program participants. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trust's regular redemption procedure described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each direct shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.


Automatic Withdrawal Plans. Direct shareholders of the Trust can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange, which is normally 4:00 P.M. (but may be earlier on some days), three business days prior to the date requested by the shareholder for receipt of the payment. The Trust cannot guarantee receipt of payment on the date requested and reserves the right to amend, discontinue or cease offering such plans at any time without prior notice. For further details, see the "Automatic Withdrawal Plan Provisions" included as Appendix D in the Statement of Additional Information.


General Information on Redemptions


The redemption price will be the net asset value per share of the Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, shares of the Trust may be redeemed "in kind" (i.e., by payment in portfolio securities). Under certain circumstances, the Trust may involuntarily redeem small accounts if the account has fallen below $200 in value. For details, see "Purchase, Redemption and Pricing of Shares" "Redemption of Shares" in the Statement of Additional Information. Under the Internal Revenue Code, the Trust may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions (including exchanges) the Trust may make, if the shareholder has not furnished the Trust a certified taxpayer identification number or has not complied with the provisions of the Internal Revenue Code and regulations thereunder.

         Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently-purchased shares only until the purchase check has cleared, which may take up to 10 days or more. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the payment was drawn or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemptions of shares of the Trust acquired by exchange of Class A shares of "Eligible Funds"

(described below) that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares


Exchange Privilege. Shares of the Trust held under a Program may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust,
Centennial  Tax  Exempt  Trust,   and  Centennial  New  York  Tax  Exempt  Trust
(collectively, the "Centennial Trusts") if available for sale in the shareholder's state of residence and only by instructions of the broker.

         Shares of the Trust may, under certain conditions, be exchanged by direct shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.


         Shares of the Trust and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.


         In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by direct shareholders (including the Trust) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of the Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of the Trust, acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.


How to Exchange Shares. An exchange may be made by a direct shareholder by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, direct shareholders of the Trust may exchange shares of the Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trust may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide notice whenever it is reasonably able to do so, it may impose these changes at any time. The Trust reserves the right to reject requests submitted in bulk on behalf of more than one account. Exchange requests must be received by the Transfer Agent by the close of the Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.


Telephone Exchanges. Direct shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans and Automatic

Withdrawal Plans will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each direct shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

         The Transfer Agent has adopted reasonable procedures relating to all shareholder telephone transactions. These include confirming that telephone instructions are genuine by requiring callers to provide tax identification number(s) and other account data, recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Trust will be liable for losses or expenses arising out of any telephone instructions it reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange privileges for an account. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.


General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date") as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund for up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

         The Eligible Funds have different investment objectives and policies. Each of those funds except the Money Market Funds imposes a sales charge on purchases of Class A shares. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of customers may charge for their services. Direct shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Dividends, Distributions and Taxes


This discussion relates solely to Federal tax laws and California income tax laws and is not exhaustive; a qualified tax adviser should be consulted. A portion of the Trust's dividends and distributions may be subject to federal, state and local taxation. The Statement of Additional Information contains further discussion of tax matters affecting the Trust and its distributions, and information about the possible applicability of the Alternative Minimum Tax to the Trust's as well as a procedure for electing to reinvest dividends and distributions of any of the Eligible Funds into shares of The Trust at net asset value.


Dividends and Distributions. The Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described in "How to Buy Shares" above.


         All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust. Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the Trust (or paid in cash) at net asset value on the third Thursday of each calendar month. Program participants may receive cash payments by asking the broker to redeem shares. Dividends and distributions payable to direct shareholders will also be automatically reinvested in shares of the Trust at net asset value, unless the shareholder asks the Transfer Agent in writing to pay dividends in cash, or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to a dividend record date to be effective as to that dividend. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all the dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the

Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the Trust, as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trust will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.


         The Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Any net realized capital loss is carried forward to offset against capital gains in later years. The Trust will not make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Long-term capital gains, if any, will be identified separately when tax information for the Trust is distributed to shareholders. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. The Statement of Additional Information describes how dividends and distributions received by direct shareholders of the Trust may be reinvested in shares of any Eligible Fund at net asset value. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains.


Tax Status of the Trust's Dividends. The Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders, and qualified during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of the shareholders for Federal income tax purposes. Net investment income includes income allocated from Municipal Securities in the Trust's portfolio which are free from Federal and California individual income taxes.

This allocation will be made by uniformly applying a designated percentage to all income dividends made during the tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may differ substantially from the percentage of the Trust's income that was tax-exempt for a given period. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. All or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the corporate alternative minimum tax. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Although not subject to tax, the receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

         A shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities or repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Losses realized by shareholders on the redemption or other disposition of Trust shares within six months of purchase (which period may be shortened by regulation and may be extended in certain circumstances) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         In any year in which the Trust qualifies as a regulated investment company under the Internal Revenue Code, (i) the Trust will also qualify as a regulated investment company for California corporate income and franchise tax purposes, and (ii) provided that the Trust's assets satisfy the 50% requirement discussed below, the Trust will be qualified under California law to pay "exempt- interest dividends" which will be exempt from the California personal income tax. Individual shareholders of the Trust will not be subject to California personal income tax on exempt-interest dividends received from the Trust to the extent such distributions are attributable to interest on obligations which, if held by an individual, would not be subject to California personal income tax, provided that at least 50% of the Trust's assets at the close of each quarter of its taxable year are invested in such obligations. Distributions from the Trust attributable to other sources will generally be taxable to shareholders as ordinary income. However, amounts treated as long-term capital gain distributions for Federal income tax purposes are treated as long-term capital gains for California personal income tax purposes. In addition, distributions to shareholders of other than exempt-interest dividends are includable in income subject to the California alternative minimum tax. Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Trust will not be deductible for Federal or California personal income tax purposes.

         Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining the California corporate franchise or income tax for corporate shareholders. Distributions are also includable in income that is subject to the corporate alternative minimum tax.

         If the Trust has net realized long-term capital gains in a taxable year, it may make an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long the Trust shares have been held. Losses realized by shareholders on the redemption or other sale of shares within six months of purchase (which period may be shortened by regulation and may be extended in certain circumstances) will be treated for Federal income tax purposes as a long-term capital loss to the extent that the shareholder received (or was treated as receiving, as described below) a capital-gain dividend on the shares. The Trust will report annually to its shareholders the percentage of interest income it received during the preceding year on Municipal Securities. It will also report the net amount of its income that is subject to the alternative minimum tax. Receipt of tax-exempt income must be reported on a taxpayer's Federal income tax return.


         Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private

Activity Municipal Securities" in the Statement of Additional Information and should consult their own tax advisers before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Trust.


Tax Status of the Trust. If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Trust so qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to so qualify. However, the Internal Revenue Code contains a number of complex tests relating to qualification which the Trust might not meet in any particular year. If the Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay "exempt-interest dividends" as discussed above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the Trust, the Manager, the Distributor, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231

Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1-800-525-9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942


Legal Counsel
Myer, Swanson, Adams & Wolf P.C.
Colorado State Bank Building
1600 Broadway, Suite 1480
Denver, Colorado 80202

Centennial California Tax Exempt Trust

3410 South Galena Street, Denver, Colorado 80231
1-800-525-9310


Statement of Additional Information dated November 1, 1996

         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217- 5143 or by calling the toll-free number shown above.


Contents                                                                  Page

About the Trust
Investment Objective and Policies............................................2
Special Investment Considerations - California Municipal Securities..........9
Other Investment Restrictions...............................................10
Organization and History of the Trust.......................................11
Trustees and Officers.......................................................12
The Manager and Its Affiliates..............................................15
Service Plan................................................................17
Performance of the Trust....................................................19

About Your Account
Purchase, Redemption and Pricing of Shares..................................20
Exchange of Shares .........................................................23
Dividends, Distributions and Taxes..........................................24

Financial Information About the Trust
Independent Auditors' Report................................................24
Financial Statements........................................................25

Appendices
Appendix A:   Description of Securities Ratings.............................A-1
Appendix B:   Industry Classifications......................................B-1
Appendix C:   Tax Equivalent Yield Tables...................................C-1
Appendix D:   Automatic Withdrawal Plan Provisions..........................D-1


ABOUT THE TRUST

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.


         The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss. The Trust will not engage in option activity.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.


Municipal Bonds. The principal classifications of Municipal Bonds are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest), "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source) and "industrial development bonds."

         o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as Municipal Notes. Municipal Notes generally are used to provide for short-term working capital needs and include:

         o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

         o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

         o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

         o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal Lease Obligations. From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Trust and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the State of California or any of its political subdivisions.


         In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Trust, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Trust. Municipal lease obligations purchased by the Trust must meet the requirements of Rule 2a-7.


Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security on not more than thirty days' notice at any time or at specified intervals not exceeding one year. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as the PSA Municipal Swap Index or the J.J. Kenney Index, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Illiquid and Restricted Securities" in the Prospectus.


Puts and Stand-by Commitments. When the Trust buys Municipal Securities, it may obtain a stand-by commitment from the seller to repurchase the securities that entitles the Trust to achieve same-day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for a stand-by commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the stand-by commitment or put. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of puts are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. For purposes of the Trust's compliance with Rule 2a-7 when investing in puts, a put will be considered to be issued by the party to which the Trust will look for payment of the exercise price, and an unconditional put will be considered to be a guarantee of the underlying security. An unconditional put or guarantee with respect to a security will not be deemed to be issued by the institution providing the guarantee or put provided that the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put shall not exceed 10% of the Trust's total assets.

         The Trust's ability to exercise a put or stand-by commitment will depend on the ability of the bank or dealer to pay for the securities if the put or stand-by commitment is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and stand-by commitments are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or stand-by commitment is exercised. However, the Trust might refrain from exercising a put or stand-by commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Trust's business relationship with the seller. Any consideration paid by the Trust for the put or stand-by commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Trust's books as unrealized depreciation while the put or stand-by commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Trust from Municipal Securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Trust not to be treated as the tax owner of the underlying Municipal Securities.

Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds, including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the Federal alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Trust may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations on the dollar amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

         A Municipal Security is treated as a taxable private activity bond under a test for (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds. If the Trust holds a bond that loses its tax-exempt status retroactively, an adjustment to the tax-exempt income previously paid to shareholders may result.

         The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if they have no other income tax obligation. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Trust may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the Federal alternative minimum tax. For calendar year 1994, approximately 9.2% of the Trust dividends paid to shareholders were a tax preference item for shareholders subject to the Federal alternative minimum tax. The Trust anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Trust's total assets.


Ratings of Securities. The prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. In each of the foregoing instances, Board action is not required if the Trust disposes of the security within five days of the Manager learning of the downgrade, in which event the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Appendix A.




When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or liquid high-grade Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security, from, and simultaneously resells it to, an approved vendor which satisfies the requirements of Rule 2a-7. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.


Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirement and if, after any loan, the value of the securities loaned do not exceed 25% of the value of its total assets. The Trust does not intend to engage in securities loan transactions during the current fiscal year. The income from such loans, when distributed by the Trust, will be taxable.


          Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities) or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Trust.

Special Investment Considerations - California Municipal Securities

As stated in the Prospectus, the values of the Trust's California Municipal Securities are highly sensitive to the fiscal stability of California and its subdivisions, agencies, instrumentalities or authorities, which issue the Municipal Securities in which the Trust concentrates its investments. Certain amendments to the California State constitution, legislative measures, executive orders, civil actions and voter initiatives in recent years that could adversely affect the ability of California issuers to pay interest and principal on Municipal Securities are described below. The following constitutes only a brief summary, and is based on information drawn from the relevant statutes and certain other publicly available information. The Trust has not independently verified such information.

         Changes in California constitutional and other laws during the last several years have caused concerns about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

         The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules. In 1988, California voters approved an initiative known as Proposition 98, which in addition to amending Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.


         In 1986, California voters approved an initiative known as Proposition 62, which, among other things, requires that any tax for general governmental purposes imposed by a local government be approved by two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995 the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.


         Because of the uncertain impact of the aforementioned legislation, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the long term ability of the State of

California and California municipal issuers to pay interest or repay principal on their obligations.


         California's economic recovery from the recent recession is continuing at a strong pace, and recent economic reports indicate that California is on a stronger economic upturn than the rest of the country. However, some sectors continue to feel the effects of the recession. Unemployment, particularly in Southern California, has remained above the national average since 1990, although the State experienced strong job growth in 1995 and through the second quarter of 1996. In addition, substantial contraction in California's defense related industries, overbuilding in commercial real estate, and consolidation and decline in the state's financial services industry will likely produce slower overall growth in 1996.

         On July 15, 1996, the Governor signed into law a new $63 billion budget which, among other things, significantly increases education spending from the previous fiscal year and reduces taxes for corporations and banks. Although the State's budget projects an operating surplus, it continues to rely on federal actions which are not certain of occurring. Accordingly, the surplus may not be realized unless the economy outperforms expectations or spending falls below planned levels.

         Because of the State of California's continuing budget problems, the state's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch. All three rating agencies expressed uncertainty in the state's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+.

         On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool due to investment in high risk "derivative" securities. In September 1995 the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highway, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy.

         Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. In September 1995, federal and state aid to Los Angeles County totaling $514 million was pledged, providing a short-term solution to the county's budget problems. Despite such efforts, the County is facing a potential budget gap of $1.0 billion in the 1996-97 fiscal year.

Other Investment Restrictions


The Trust's most significant investment restrictions are set forth in the Prospectus. The following investment restrictions are also fundamental investment policies of the Trust and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Trust's outstanding shares. Under the Investment Company

Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot: (1) invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs; (2) invest in real estate; however, the Trust may purchase Municipal Bonds or Notes secured by interests in real estate; (3) make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities; (4) invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; (5) underwrite securities of other companies; or (6) invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         For purposes of investment restriction (4) above and the investment restrictions in the Prospectus, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and would be treated as an issue of such government or other agency.


         In applying the restrictions in the Prospectus as to the Trust's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to municipal securities the Trust may own. Although this application of the restriction is not technically a fundamental policy of the Trust, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or Statement of Additional Information will be supplemented to reflect the change.

         For purposes of the Trust's policy not to concentrate its assets, described under restriction number (4) in the Prospectus, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

Organization and History of the Trust

The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of such shareholder liability is limited to the relatively remote circumstance in which the Trust itself would be unable to meet its obligations. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law. It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16 of the Investment Company Act.


Trustees and Officers

The Trustees and officers of the Trust and their principal business affiliations and occupations during the past five years are listed below. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term
Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, The New York Tax Exempt Income Fund, Inc. and Panorama Series Fund, Inc. (all of the foregoing funds along with the Trusts are collectively referred to as the "Denver Oppenheimer funds") except for Mr. Fossel and Ms. Macaskill, who are Trustees, Directors or Managing Partners of all the Denver Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto hold similar positions with each of the Denver Oppenheimer funds. As of October 1, 1996, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Trust.

ROBERT G. AVIS, Trustee*; Age 65
One North Jefferson Avenue, St. Louis, Missouri 63103
         Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust

         Company  (its   affiliated   investment   adviser  and  trust  company,
         respectively).

WILLIAM A. BAKER, Trustee; Age 81
197 Desert Lakes Drive, Palm Springs, California 92264
         Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 66
1501 Quail Street, Newport Beach, California 92660
         Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas Space Systems Co. and associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee*; Age 54
Two World Trade Center, New York, New York 10048-0203
         Chairman of OppenheimerFunds, Inc. ("OFI"), the immediate parent of Centennial Asset Management Corporation ("Manager"); director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; a director of Shareholder Services, Inc. ("SSI"), a transfer agent subsidiary of OFI; formerly President of OFI.

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
         Formerly, Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Chairman, Chief Executive Officer and a director of SSI; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc. ("SFSI"); Vice President and a director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Trustee; Age 67
44 Portland Drive, St. Louis, Missouri 63131
         Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc.
         (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 74
2552 E. Alameda, Denver, Colorado 80209
         Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
         President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 48
Two World Trade Center, New York, New York 10048-0203
         President, Chief Executive Officer and a director of OFI and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of OFI.

NED M. STEEL, Trustee; Age 81
3416 South Race Street, Englewood, Colorado 80110
         Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp.
         (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 62
3410 South Galena Street, Denver, Colorado 80231
         Vice Chairman of OFI; formerly President and a director of the Manager, and formerly Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager; Age 41
Two World Trade Center, New York, New York 10048-0203
         Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 46
Two World Trade Center, New York, New York 10048-0203
         Executive Vice President and General Counsel of OFI and OppenheimerFunds Distributor, Inc. ("OFDI"); President and a director of the Manager; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Real Asset; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (A broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of OFI and OFDI; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Vice President, Treasurer and Assistant Secretary; Age 60
3410 South Galena Street, Denver, Colorado 80231
         Senior Vice President and Treasurer OFI; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of the Manager; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and
         Treasurer of Real Asset; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
         Vice President of the OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company, Inc., a broker-dealer.

SCOTT T. FARRAR, Assistant Treasurer; Age 31
3410 South Galena Street, Denver, Colorado 80231
         Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

ROBERT G. ZACK, Assistant Secretary; Age 48
Two World Trade Center, New York, New York 10048-0203
         Senior Vice President and Associate General Counsel of OFI; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

---------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the trust are affiliated with the Manager. They and the Trustees of the Trust who are affiliated with the manager (Ms. Macaskill and Messrs. Fossel and Swain) receive no salary or fee from the Trust. The remaining Trustees of the Trust (excluding Mr. Freedman, who did not become a Trustee until June 27, 1996) received the compensation shown below from the Trust, during its fiscal year ended June 30, 1996, and from all of the Denver-based Oppenheimer funds (including the Trust) for which they served as Trustee, Director or managing General Partner. Compensation is paid for services n the positions listed beneath their names:


                                                                                                   Total Compensation
                                                                         Aggregate                 From All
                                                                         Compensation              Denver-based
Name                                Position                             from Trust                Oppenheimer funds1
Robert G. Avis                      Trustee                              $226                      $53,000

William A. Baker                    Audit and Review                     $312                      $73,255
                                    Committee Chairman
                                    and Trustee

Charles Conrad, Jr.                 Audit and Review                     $273                      $64,309
                                    Committee
                                    Member and Trustee

Raymond J. Kalinowski               Risk  Management Oversight           $277                      $65,000
                                    Committee Member
                                    and Trustee

C. Howard Kast                      Risk Management Oversight            $277                      $65,000
                                    Committee Member
                                    and Trustee






Robert M. Kirchner                  Audit and Review                     $291                      $68,292
                                    Committee Member
                                    and Trustee

Ned M. Steel                        Trustee                              $226                      $53,000

----------------------

1For the 1995 calendar year during which the Denver-based Oppenheimer funds listed in the first paragraph of this section included Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund (which ceased operations following the acquisition of their assets by other Oppenheimer funds).



Major Shareholders. As of October 1, 1996 A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103, was the record owner of 117,713,481 shares of the Trust (approximately 99.66% of outstanding shares). The Trust has been informed that the shares held of record by Edwards were beneficially owned by its brokerage clients. As of that date, no other person owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding shares.

The Manager and Its Affiliates

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. The remaining stock of OAC is owned by (i) certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and three of whom (Messrs. Fossel, Swain and Ms. Macaskill) serve as Trustees of the Trust and (ii) Edwards, which owns less than 5% of its equity.

The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Trust (the "Agreement"), and is computed on the aggregate net assets of the Trust as of the close of business each day. The Agreement requires the
Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trust. Expenses not expressly assumed by the Manager under the Agreement or by the Distributor of the shares of the Trust, are paid by the Trust. A description of examples of such expenses is in the Prospectus.

         The Agreement contains no expense limitation. However, independently of the Agreement, the Manager has undertaken that the total expenses of the Trust in any fiscal year shall not exceed the most stringent applicable state regulatory limitation. California's regulatory limitation is currently 2.5% of the first $30 million of net assets, 2% on the next $70 million of net assets and 1.5% of assets in excess of $100 million. In addition, the Manager has undertaken that the total expenses of the Trust, in any fiscal year of the Trust, exclusive of taxes, interest, brokerage commissions (if any) and non-recurring expenses, including litigation, shall not exceed 0.80% of the average annual net assets of the Trust. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under those expense limitations. Any assumption of the Trust's expenses under either limitation lowers the Trust's overall expense ratio and increases its yield and total return during the time such expenses are assumed. The Manager reserves the right to vary the amount of expenses assumed or eliminate the assumption of expenses altogether. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30,1996, the management fees payable by the Trust would have been $327,466, $356,181 and $565,052, respectively. Those amounts do not reflect the effect of the expense assumptions of $48,265, $23,310 and $16,016, respectively, in those periods by the Manager.


         The Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties thereunder, the Manager is not liable for any loss sustained by reason of any good faith errors or omissions in connection with any matters covered by the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Centennial" in connection with one or more additional companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Trust, the right of the Trust to use the name "Centennial" as part of its name may be withdrawn.


The Custodian. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of portfolio securities to and from the Trust. The Manager has represented to the Trust that its banking relationship with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trust and the Custodian. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates.

The Transfer Agent. The Transfer Agent (Shareholder Services, Inc.) is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Trust's principal underwriter in the continuous public offering of its shares. The General Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trust audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.


Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

         The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions may be directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The research services provided by brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust.

         Other funds advised by the Manager have investment objectives and policies similar to that of the Trust. Such other funds may purchase or sell the same securities at the same time as the Trust, which could affect the supply or price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the cost among such funds.

Service Plan

The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act, as described in the Prospectus. No payment will be made by the Distributor to any Recipient if the aggregate net asset value of the Trust shares held by it or its customers at the end of a calendar quarter is less than the minimum level of qualified holdings, if any, established under the Plan from time to time by the "Independent Trustees". Currently, no minimum level of qualified holdings has been established by the Board of Trustees. The Distributor will make monthly payments to a Recipient if the aggregate net asset value of the Trust's shares held by it or its customers are in excess of $20 million. For the Trust's fiscal year ended June 30, 1996, payments under the Plan totaled $221,344 all of which was paid by the Distributor to Recipients.


         The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial Government Trust, Centennial New York Tax Exempt Trust, Oppenheimer Cash Reserves and the Trust. Quarterly payments by the Distributor for distribution- related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of the above-mentioned funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of the above-mentioned funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a Trust expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from the Trust. Payments to affiliates of the Distributor are not permitted under the Supplemental Agreements.

         The Plan shall, unless terminated as described below, continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. The Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" of the Trust's outstanding voting securities. The
Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the Distributor: (i) in the event the Trust amends the Plan, or
(ii) if the net asset value of shares of the above-mentioned funds covered by Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. The Plan may not be amended without shareholder approval, as set forth above, to increase materially the amount of payments to be made, and all material amendments must be approved by the Board and the Independent Trustees.

         While the Plan is in effect, the Treasurer of the Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan and the identity of each Recipient that received any such payment and the purposes for which the payments were made. The Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to the selection or nomination is approved by a majority of the Independent Trustees.

Performance of the Trust

Yield Information. The Trust's current yield is calculated for a seven-day period of time in accordance with regulations adopted under the Investment Company Act. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7, to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven-day period ended June 30, 1996, the Trust's current yield was 2.67% and its compounded effective yield was 2.70%.


         The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.


         The Trust's "tax equivalent yield" adjusts the Trust's current yield, as calculated above, by a stated combined Federal and California tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Appendix C includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply, and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. For the seven-day period ended June 30, 1996, the Trust's tax-equivalent yield was 4.97% and its tax-equivalent compounded effective yield was 5.02% for an investment subject to a 46.24% combined effective tax rate.


         Yield information may be useful to investors in reviewing the Trust's performance. The Trust's yield may be compared to that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor(TM)), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in the Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. The Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Trust's performance reflects the voluntary assumption of expenses by the Manager, absent which such figures would have been lower than those shown above. When comparing the Trust's yield and investment risk with that of other investments, investors should understand that certain other investment alternatives, such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured or guaranteed. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Trust's dividends to the rate of return on taxable investments, federal and state income taxes on such investments should be considered.


ABOUT YOUR ACCOUNT

Purchase, Redemption and Pricing of Shares


Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day, as of 12:00 Noon (all references to time mean New York time) and the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") by dividing the Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. Shares of the Trust are sold at their offering price (net asset value, without a sales charge) as described in the Prospectus. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by the Trust may be traded, and its net asset value per share may be significantly affected, on such days when shareholders may not purchase or redeem shares.

         The Trust will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that it will do so. The Trust operates under Rule 2a-7 under which it may use the amortized cost method of valuing its shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any market discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

         The Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If the Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps as it considers appropriate to eliminate or reduce any such dilution or unfair effects, including without limitation selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of outstanding Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

         As long as it uses Rule 2a-7, the Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that the Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("NRSROs"), as defined in the Rule, or by one NRSRO if only one NRSRO has rated the security; an instrument that is not rated must be of comparable quality as determined by the Manager under guidelines approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. The Trust's fundamental investment policy that the remaining maturity of an instrument shall not exceed one year is more restrictive than the provisions of Rule 2a-7. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

         While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument as determined by amortized cost is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Trust would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trust would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.

Redemption of Shares. Information on how to redeem shares of the Trust is stated in the Prospectus. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. If, however, the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly in cash, the redemption price may be paid in whole or in part by a distribution in kind of securities from the portfolio of the Trust in lieu of cash or in conformity with applicable Securities and Exchange Commission rules. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Trust during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur transaction or other costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing securities described under "Determination of Net Asset Value" above, and such valuation will be made as of the same time the redemption price is determined.

         The Trust's Board of Trustees has the right, in conformity with applicable law, to cause the involuntary redemption of shares held in any account if the aggregate net asset value of such shares is less than $200 or such lesser amount as the Board may fix. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act or Massachusetts law, the requirements for any notice to be given to the shareholder(s) in question (not less than 30 days) or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to direct shareholders of the Trust, discussed in the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon and the Trust's next regular business day for redemptions between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business and no dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trust may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed in the Prospectus as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.


Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

Bond Fund Series - Oppenheimer Bond Fund for Growth
Oppenheimer Asset Allocation Fund
Oppenheimer California  Municipal Fund
Oppenheimer Champion Income Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer Fund

Oppenheimer Global Emerging  Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State  Municipal Trust
Oppenheimer Municipal Bond  und
Oppenheimer Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest for Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Series Fund, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Target Fund
Oppenheimer Total Return Fund,  Inc.
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund
Rochester Fund  Municipals*
Rochester Portfolio Series - Limited Term New York Municipal Fund* The New York Tax Exempt Income Fund, Inc.

the following "Money Market Funds":

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.
----------------------------------------------------
*Shares of the Trust are not presently exchangeable for shares of these funds.

Dividends, Distributions and Taxes

Tax  Status  of  the  Trust's  Dividends  and  Distributions.  The  Federal  and
California tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends and Taxes." Under the Internal Revenue Code, by December 31 each year the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year or else the Trust must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and Manager might determine in a particular year that is in the best interests of the Trust not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

FINANCIAL INFORMATION ABOUT THE TRUST


INDEPENDENT AUDITORS' REPORT
Centennial California Tax Exempt Trust


The Board of Trustees and Shareholders of
Centennial California Tax Exempt Trust:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial California Tax Exempt Trust as of June 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to June 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial California Tax Exempt Trust at June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1996

           =====================================================================
           STATEMENT OF INVESTMENTS June 30, 1996
           Centennial California Tax Exempt Trust

                                                                                      FACE               VALUE
                                                                                      AMOUNT             SEE NOTE 1
======================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 97.0%
----------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 97.0%
           -----------------------------------------------------------------------------------------------------------
           Anaheim, California Housing Authority Multifamily
           Housing Revenue Refunding Bonds, Park Vista Apts.,
           Series A, 3.20%(1)                                                         $1,000,000         $  1,000,000
           -----------------------------------------------------------------------------------------------------------
           Antioch, California Certificates of Participation, Antioch
           Development Agency Water Treatment Project,
           Prerefunded, MBIA Insured, 7.875%, 7/1/96                                   4,735,000            4,877,050
           -----------------------------------------------------------------------------------------------------------
           Brea, California Redevelopment Agency Sub-Tax
           Allocation Bonds, Redevelopment Project-Area AB,
           Prerefunded:
           8.40%, 9/15/96                                                              5,675,000            5,871,423
           8.50%, 9/15/96                                                              1,300,000            1,345,278
           -----------------------------------------------------------------------------------------------------------
           California Economic Development Financing Authority
           Industrial Development Revenue Bonds, Inland Empire
           Venture, LLC Project, 3.45%(1)                                              2,000,000            2,000,000
           -----------------------------------------------------------------------------------------------------------
           California Health Facilities Financing Authority Revenue:
           Bonds, Catholic Healthcare Project, Series C, 3%(1)                         5,200,000            5,200,000
           Bonds, Catholic Healthcare Project, Series C, 3%(1)                         2,300,000            2,300,000
           Bonds, Huntington Memorial Hospital, 3.15%(1)                                 700,000              700,000
           Bonds, Santa Barbara Cottage Project, Series C, 3%(1)                       1,600,000            1,600,000
           Refunding Bonds, Memorial Health Services Project, 3%(1)                    1,300,000            1,300,000
           -----------------------------------------------------------------------------------------------------------
           California Housing Finance Agency Home Mtg. Revenue
           Bonds, Series 1995-E, FGIC Insured, 3.50%, 2/1/97(2)                        5,000,000            5,000,000
           -----------------------------------------------------------------------------------------------------------
           California Pollution Control Financing Authority:
           Revenue Bonds, 3.55%, 10/1/96(2)                                            4,400,000            4,400,000
           Revenue Bonds, Chevron USA, Inc. Project, 3.70%,
           5/15/97(2)                                                                  2,500,000            2,500,000
           Revenue Bonds, Pacific Gas & Electric Co. Project,
           Series E, 3.40%, 7/15/96(2)                                                 6,000,000            6,000,000
           Revenue Bonds, Southern California Edison Co. Project,
           Series A, 3.50%, 7/23/96(2)                                                 1,200,000            1,200,000
           Revenue Bonds, Southern California Edison Project,
           Series C, 3.30%, 8/7/96(2)                                                  1,050,000            1,050,000
           Solid Waste Disposal Revenue Bonds, Western Waste
           Industries, Series A, 3.10%(1)                                              3,100,000            3,100,000
           -----------------------------------------------------------------------------------------------------------
           California State General Obligation Bonds:
           3.55%, 8/29/96(2)                                                           2,000,000            2,000,000
           Series A-3, MBIA Insured, 3.60%(1)                                          3,000,000            3,000,000
           -----------------------------------------------------------------------------------------------------------
           California Statewide Communities Development Corp.
           Industrial Development Revenue Bonds:
           Andercraft Project, Series A, 3.25%(1)                                        500,000              500,000
           Propak California Corp., Series B, 3.25%(1)                                   900,000              900,000
           -----------------------------------------------------------------------------------------------------------
           Costa Mesa, California Certificates of Participation,
           Orange County Performing Arts Center, 3.30%(1)                              2,770,000            2,770,000

           =====================================================================
           STATEMENT OF INVESTMENTS (Continued)
           Centennial California Tax Exempt Trust

                                                                                      FACE               VALUE
                                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
           -----------------------------------------------------------------------------------------------------------
           Covina, California Redevelopment Agency Multifamily
           Housing Revenue Refunding Bonds, Shadowhills Apts.,
           Inc., Series A, 3.70%(1)                                                   $3,000,000         $  3,000,000
           -----------------------------------------------------------------------------------------------------------
           Fairfield, California Industrial Development Authority
           Revenue Bonds, Herman G. Rowland, 3.40%(1)                                  1,250,000            1,250,000
           -----------------------------------------------------------------------------------------------------------
           Huntington Park, California Redevelopment Agency
           Multifamily Housing Revenue Bonds, Casa Rita Apts.,
           Series A, 3.45%(1)                                                          1,500,000            1,500,000
           -----------------------------------------------------------------------------------------------------------
           Metropolitan Water District of Southern California
           Waterworks Revenue Refunding Bonds, Series A,
           AMBAC Insured, 2.95%(1)                                                     5,500,000            5,500,000
           -----------------------------------------------------------------------------------------------------------
           Northern California Power Agency Public Power Revenue
           Refunding Bonds, Geothermal Project 3-A, 3.15%(1)                           5,700,000            5,700,000
           -----------------------------------------------------------------------------------------------------------
           Oceanside, California Multifamily Revenue Refunding
           Bonds, Lakeridge Apts. Project, 3.50%(1)                                    5,000,000            5,000,000
           -----------------------------------------------------------------------------------------------------------
           Ontario, California Multifamily Residential Mtg. Revenue
           Bonds, Park Centre Project, Series A, 2.90%(1)                              2,400,000            2,400,000
           -----------------------------------------------------------------------------------------------------------
           Palm Springs, California Community Redevelopment
           Agency Certificates of Participation, Headquarters Hotel,
           Series 7, 3.30%(1)                                                            400,000              400,000
           -----------------------------------------------------------------------------------------------------------
           Rancho Mirage, California Redevelopment Agency
           Certificates of Participation, 3.25%(1)                                     5,000,000            5,000,000
           -----------------------------------------------------------------------------------------------------------
           Riverside County, California Housing Authority
           Multifamily Housing Revenue Bonds, McKinley Project,
           3.35%(1)                                                                    3,500,000            3,500,000
           -----------------------------------------------------------------------------------------------------------
           Sacramento, California Municipal Utility District Tax-
           Exempt Commercial Paper, 3.50%, 10/1/96(2)                                  5,500,000            5,500,000
           -----------------------------------------------------------------------------------------------------------
           San Bernardino County, California Housing Authority
           Multifamily Housing Revenue Refunding Bonds:
           Arrowview Park Apts. Project, Series A, 3.25%(1)                            2,380,000            2,380,000
           Monterey Villas Apts. Project, Series A, 3.40%(1)                           2,125,000            2,125,000
           -----------------------------------------------------------------------------------------------------------
           San Diego County, California Industrial Development Revenue Refunding
           Bonds, San Diego Gas & Electric Co.
           Project, 3.50%, 9/9/96(2)                                                   1,500,000            1,500,000
           -----------------------------------------------------------------------------------------------------------
           San Diego, California Multifamily Housing Revenue
           Refunding Bonds, Coral Point Apts. Project, Series A,
           3.40%(1)                                                                    2,500,000            2,500,000
           -----------------------------------------------------------------------------------------------------------
           San Marcos, California Redevelopment Agency
           Multifamily Housing Bonds, San Marcos Retirement
           Village Project, 3.96%(1)                                                   2,500,000            2,500,000
           -----------------------------------------------------------------------------------------------------------
           Southern California Public Power Authority Revenue
           Refunding Bonds, Palo Verde Project, Series B, AMBAC
           Insured, 3.10%(1)                                                           1,100,000            1,100,000
           -----------------------------------------------------------------------------------------------------------
           Visalia, California Industrial Development Revenue Bonds,
           Akers West Assn., 3.30%(1)                                                  1,150,000            1,150,000

                                                                            -26-

           =====================================================================
           STATEMENT OF INVESTMENTS (Continued)
           Centennial California Tax Exempt Trust

                                                                                      FACE               VALUE
                                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
           -----------------------------------------------------------------------------------------------------------
           West & Central Basin California Finance Authority Tax
           & Revenue Anticipation Nts., 3.55%, 8/22/96(2)                             $2,500,000         $  2,500,000
           -----------------------------------------------------------------------------------------------------------
           West Covina, California Redevelopment Agency
           Certificates of Participation, Barranca Project, 3%(1)                      2,200,000            2,200,000

           -----------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS, AT VALUE                                                      97.0%         115,318,751
           -----------------------------------------------------------------------------------------------------------
           OTHER ASSETS NET OF LIABILITIES                                                   3.0            3,519,411
                                                                                      -----------        -------------
           NET ASSETS                                                                      100.0%        $118,838,162
                                                                                      ===========        =============

           1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. 2. Put obligation redeemable at full face value on the date reported.


           See accompanying Notes to Financial Statements.

                          ======================================================
                          STATEMENT  OF ASSETS  AND  LIABILITIES  June 30,  1996
                          Centennial California Tax Exempt Trust


====================================================================================================================
ASSETS                    Investments, at value - see accompanying statement                           $115,318,751
                          ------------------------------------------------------------------------------------------
                          Cash                                                                              220,987
                          ------------------------------------------------------------------------------------------
                          Receivables:
                          Shares of beneficial interest sold                                              7,471,206
                          Interest                                                                          860,137
                          ------------------------------------------------------------------------------------------
                          Other                                                                               6,927
                                                                                                       -------------
                          Total assets                                                                  123,878,008

====================================================================================================================
LIABILITIES               Payables and other liabilities:
                          Shares of beneficial interest redeemed                                          4,857,325
                          Dividends                                                                          84,721
                          Service plan fees                                                                  57,600
                          Transfer and shareholder servicing agent fees                                       2,094
                          Other                                                                              38,106
                                                                                                       -------------
                          Total liabilities                                                               5,039,846

====================================================================================================================
NET ASSETS                                                                                             $118,838,162
                                                                                                       =============
====================================================================================================================
COMPOSITION OF            Paid-in capital                                                              $118,836,535
NET ASSETS                ------------------------------------------------------------------------------------------
                          Accumulated net realized gain on investment transactions                            1,627
                          ------------------------------------------------------------------------------------------
                          Net assets - applicable to 118,836,535 shares of beneficial
                          interest outstanding                                                         $118,838,162
                                                                                                       =============
====================================================================================================================
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                                $1.00
                                                                                                              ======




                          See accompanying Notes to Financial Statements.


                          ========================================================
                          STATEMENT OF OPERATIONS For the Year Ended June 30, 1996
                          Centennial California Tax Exempt Trust


====================================================================================================================
INVESTMENT INCOME         Interest                                                                     $  4,203,370

====================================================================================================================
EXPENSES                  Management fees - Note 3                                                          565,052
                          ------------------------------------------------------------------------------------------
                          Service plan fees - Note 3                                                        221,344
                          ------------------------------------------------------------------------------------------
                          Transfer and shareholder servicing agent fees - Note 3                             41,752
                          ------------------------------------------------------------------------------------------
                          Shareholder reports                                                                24,347
                          ------------------------------------------------------------------------------------------
                          Registration and filing fees                                                       19,916
                          ------------------------------------------------------------------------------------------
                          Custodian fees and expenses                                                        15,873
                          ------------------------------------------------------------------------------------------
                          Legal and auditing fees                                                            10,989
                          ------------------------------------------------------------------------------------------
                          Insurance expenses                                                                  3,571
                          ------------------------------------------------------------------------------------------
                          Trustees' fees and expenses                                                         1,882
                          ------------------------------------------------------------------------------------------
                          Other                                                                                 502
                                                                                                       -------------
                          Total expenses                                                                    905,228
                                                                                                       -------------
                          Less assumption of expenses by Centennial Asset
                          Management Corp. - Note 3                                                         (16,016)
                                                                                                       -------------
                          Net expenses                                                                      889,212

====================================================================================================================
NET INVESTMENT INCOME                                                                                     3,314,158

====================================================================================================================
NET REALIZED GAIN ON INVESTMENTS                                                                             13,191

====================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $  3,327,349
                                                                                                       =============

                          ===================================
                          STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED JUNE 30,
                                                                                  1996                 1995
====================================================================================================================
OPERATIONS                Net investment income                                   $  3,314,158         $  2,133,906
                          ------------------------------------------------------------------------------------------
                          Net realized gain (loss)                                      13,191              (11,564)
                                                                                  ----------------------------------
                          Net increase in net assets resulting
                          from operations                                            3,327,349            2,122,342

====================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS
TO SHAREHOLDERS                                                                     (3,314,158)          (2,133,965)

====================================================================================================================
BENEFICIAL INTEREST       Net increase in net assets resulting from
TRANSACTIONS              beneficial interest transactions - Note 2                 26,507,136           31,953,795

====================================================================================================================
NET ASSETS                Total increase                                            26,520,327           31,942,172
                          ------------------------------------------------------------------------------------------
                          Beginning of period                                       92,317,835           60,375,663
                                                                                  ----------------------------------
                          End of period                                           $118,838,162         $ 92,317,835
                                                                                  ==================================

                          See accompanying Notes to Financial Statements.

================================================================================
FINANCIAL HIGHLIGHTS
Centennial California Tax Exempt Trust


                                                 Year Ended June 30,
                                                    1996            1995           1994           1993            1992
==========================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $1.00          $1.00          $1.00          $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations -
net investment income and
net realized gain on investments                         .03            .03            .02            .02             .03
Dividends and distributions to shareholders             (.03)          (.03)          (.02)          (.02)           (.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $1.00          $1.00          $1.00          $1.00           $1.00
                                                    ======================================================================

==========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)                     2.97%          3.00%          1.82%          2.00%           3.29%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $118,838        $92,318        $60,376        $58,079         $48,483
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $112,911        $71,278        $65,520        $56,082         $40,684
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   2.94%          2.99%          1.79%          1.90%           3.13%
Expenses, before voluntary assumption
by the Manager                                          0.80%          0.83%          0.87%          0.86%           0.91%
Expenses, net of voluntary assumption
by the Manager                                          0.79%          0.80%          0.80%          0.80%           0.80%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial California Tax Exempt Trust


1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial  California  Tax Exempt  Trust (the  Trust) is  registered  under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

FEDERAL TAXES. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Trust concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2.  SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                     YEAR ENDED JUNE 30, 1996                     YEAR ENDED JUNE 30, 1995
                                                     ------------------------                     ------------------------
                                                     SHARES             Amount                    Shares             Amount
Sold                                                   397,706,144      $397,706,144               279,468,671       $279,468,671
Dividends and distributions reinvested                   3,281,812         3,281,812                 2,013,397          2,013,397
Redeemed                                             (374,480,820)      (374,480,820)             (249,528,273)      (249,528,273)
                                                     -------------      -------------             -------------      -------------
Net increase                                           26,507,136       $ 26,507,136                31,953,795       $ 31,953,795
                                                     =============      =============             =============      =============

Centennial California Tax Exempt Trust


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% on the first $250 million of average annual net assets with a reduction of 0.025% on each $250 million thereafter, to 0.40% on net assets in excess of $1 billion. The Manager has agreed to assume Trust expenses (with specified exceptions) in excess of the regulatory limitation of the State of California. In addition, the Manager has voluntarily undertaken to assume Trust expenses in excess of 0.80% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse Centennial Asset Management Corporation, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions.

APPENDICES
                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1:          Best  quality.   There  is  present  strong  protection  by
                     established  cash  flows,  superior  liquidity  support  or
                     demonstrated   broadbased   access   to  the   market   for
                     refinancing.

MIG2/VMIG2:         High quality.  Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:    Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A- 1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:     Obligations supported by the highest capacity for timely repayment.

A1:      Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier

"1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:        Considered  to be investment  grade and of very high credit  quality.
           The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                   APPENDIX B

                            INDUSTRY CLASSIFICATIONS


                            General Obligation Bonds
                       Tax and Revenue Anticipation Notes
                                  Lease/Rental
                                    Education
                                    Hospitals
                                     Housing
                                 Transportation
                                    Utilities
                                  Student Loans
                           Corporate Backed Municipals
                             Industrial Development
                                Pollution Control

                                   APPENDIX C

                              TAX-EQUIVALENT YIELDS

The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates, and California state individual income tax rates effective January 1, 1995. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For the years beginning after January 1, 1996, the top marginal California personal tax rate will be reduced to 9.3% and the top combined marginal tax rate will be 45.22%.

Combined Taxable Income
                                                                  Centennial California Tax-Exempt Trust Yield of:
Joint Return               Effective Tax Bracket                  2.0%       2.5%       3.0%       3.5%       4.0%       4.5%
                           -----------------------

              But                      Cali-
Over          Not Over     Federal     fornia      Combined       Is Approximately Equivalent to a Taxable Yield of:
----          --------     -------     ------      --------       --------------------------------------------------

$ 22,384      $ 35,324     15.00%      4.00%       18.40%         2.45%      3.06%      3.68%      4.29%      4.90%      5.51%
$ 35,324      $ 39,000     15.00%      6.00%       20.10%         2.50%      3.13%      3.75%      4.38%      5.01%      5.63%
$ 39,000      $ 49,038     28.00%      6.00%       32.32%         2.96%      3.69%      4.43%      5.17%      5.91%      6.65%
$ 49,038      $ 61,974     28.00%      8.00%       33.76%         3.02%      3.77%      4.53%      5.28%      6.04%      6.79%
$ 61,974      $ 94,250     28.00%      9.30%       34.70%         3.06%      3.83%      4.59%      5.36%      6.13%      6.89%
$ 94,250      $143,600     31.00%      9.30%       37.42%         3.20%      3.99%      4.79%      5.59%      6.39%      7.19%
$143,600      $214,928     36.00%      9.30%       41.95%         3.45%      4.31%      5.17%      6.03%      6.89%      7.75%
$214,928      $256,500     36.00%      10.00%      42.40%         3.47%      4.34%      5.21%      6.08%      6.94%      7.81%
$256,500      $429,858     39.60%      10.00%      45.64%         3.68%      4.60%      5.52%      6.44%      7.36%      8.28%
$429,858                   39.60%      11.00%      46.24%         3.72%      4.65%      5.58%      6.51%      7.44%      8.37%

Single Return:

              But
Over          Not Over

$ 17,662      $ 23,350     15.00%      6.00%       20.10%         2.50%      3.13%      3.75%      4.38%      5.01%      5.63%
$ 23,350      $ 24,519     28.00%      6.00%       32.32%         2.96%      3.69%      4.43%      5.17%      5.91%      6.65%
$ 24,519      $ 30,987     28.00%      8.00%       33.76%         3.02%      3.77%      4.53%      5.28%      6.04%      6.79%
$ 30,987      $ 56,550     28.00%      9.30%       34.70%         3.06%      3.83%      4.59%      5.36%      6.13%      6.89%
$ 56,550      $107,464     31.00%      9.30%       37.42%         3.20%      3.99%      4.79%      5.59%      6.39%      7.19%
$107,464      $117,950     31.00%      10.00%      37.90%         3.22%      4.03%      4.83%      5.64%      6.44%      7.25%
$117,950      $214,929     36.00%      10.00%      42.40%         3.47%      4.34%      5.21%      6.08%      6.94%      7.81%
$214,929      $256,500     36.00%      11.00%      43.04%         3.51%      4.39%      5.27%      6.14%      7.02%      7.90%
$256,500                   39.60%      11.00%      46.24%         3.72%      4.65%      5.58%      6.51%      7.44%      8.37%


                                   APPENDIX D



                      AUTOMATIC WITHDRAWAL PLAN PROVISIONS


By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on an investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

     1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

     2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

     3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

     4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

     5. Checks or ACH payments will be transmitted approximately three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

     6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

     7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

     11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231


Transfer And Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1-800-525-9310


Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942


Legal Counsel
Myer, Swanson, Adams & Wolf P.C.
Colorado State Bank Building
1600 Broadway, Suite 1480
Denver, Colorado 80202

                     CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


ITEM 24.          Financial Statements and Exhibits
--------          ---------------------------------

         (a)      Financial Statements:
                  ---------------------

                  (1) Condensed Financial Information (See Part A): Filed herewith.


                  (2) Independent Auditors' Report (See Part B): Filed herewith.

                  (3)      Statement of Investments, June 30, 1996 (See Part
                           B):  Filed herewith.

                  (4) Statement of Assets and Liabilities, June 30, 1996 (See Part B): Filed herewith.

                  (5) Statement of Operations for the year ended June 30, 1996 (See Part B): Filed herewith.

                  (6) Statement of Changes in Net Assets for the years ended June 30, 1995 and June 30, 1996 (See Part B):
                           Filed herewith.


                  (7) Notes to financial Statements (See Part B): File herewith.

         (b)      Exhibits:
                  ---------

                  (1) Declaration of Trust dated 8/7/89: Filed with Registrant's Initial Registration Statement, 8/11/89, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to
                           Item 102 of Regulation S-T, and incorporated herein by reference.

                  (2) Amended By-Laws dated 6/26/90: Filed with Registrant's Post-Effective Amendment No. 3, 10/22/91, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to
                           Item 102 of Regulation S-T, and incorporated herein by reference.

                  (3)      Not applicable.

                  (4) Specimen Share Certificate: Filed with Registrant's Pre-Effective Amendment No. 3, 5/17/90, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (5) Investment Advisory Agreement dated 10/22/90: Filed with Registrant's Post-Effective Amendment No. 2, 10/29/90, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to
                           Item 102 of Regulation S-T, and incorporated herein by reference.

                  (6)      (i)      General Distributor's Agreement between the
                           Registrant and Centennial Asset Management
                           Corporation dated 10/13/92: Filed with Registrant's Post-Effective Amendment No. 5, 10/28/93, and incorporated herein by reference.

                           (ii) Form of Centennial Asset Management Corporation (formerly Centennial Capital Corporation) Dealer
                           Agreement: Filed with Post-Effective Amendment No. 6 to the Registration Statement of Centennial Government Trust (File No. 2-75812), 10/26/84, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                           (iii) Sub-Distributor's Agreement dated May 28, 1993 between Centennial Asset Management Corporation and Oppenheimer Funds Distributor, Inc.: Filed with Registrant's Post-Effective Amendment No. 5, 10/28/93, and incorporated herein by reference.

                  (7)      Not applicable.

                  (8) Custodian Agreement dated as of 6/1/90: Filed with Registrant's Post-Effective Amendment No. 3, 10/22/91, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to
                           Item 102 of Regulation S-T, and incorporated herein by reference.

                  (9)      Not applicable.

                  (10) Opinion and Consent of Counsel dated 2/20/90: Filed with Registrant's Pre-Effective Amendment No. 2, 2/22/90, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to
                           Item 102 of Regulation S-T, and incorporated herein by reference.

                  (11)     Independent Auditor's Consent:  Filed herewith.

                  (12)     Not applicable.

                  (13) Investment Letter dated 5/8/90 from Centennial Asset Management Corporation to Registrant: Filed with Registrant's Pre-Effective Amendment No. 3, 5/17/90, and refiled with Registrant's Post-Effective Amendment No. 6, 10/27/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (14)     Not applicable.

                  (15) Service Plan and Agreement under Rule 12b-1 between Registrant and Centennial Asset Management Corporation dated as of 8/24/93: Filed with Registrant's Post-Effective Amendment No. 5, 10/28/93, and incorporated herein by reference.

                  (16) Performance Data Computation Schedule: Filed herewith.

                  (17)     Financial Data Schedule:  Filed herewith.

                  (18)     Not applicable.


                  --- Powers of Attorney: Previously filed with Registrant's Post-Effective Amendment No. 5, 10/28/93, and incorporated herein by reference. Powers of Attorney from S. Freedman and B. Macaskill filed herewith.

Item 25.          Persons controlled By and Under Common Control with
--------          --------------------------------------------------------
Registrant
----------

                  None


Item 26.          Number of Holders of Securities
--------          -------------------------------
                                                 Number of Record Holders
                  Title of Class                 as of October 1, 1996
                  --------------                 -------------------------

                  Shares of Beneficial Interest   2,691


Item 27.          Indemnification
--------          ---------------

         Reference is made to paragraphs (c) through (f) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust, filed as Exhibit 24(b)(1) to this registration statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

         (a) Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

         (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position
with Centennial Asset                                Other Business and Connections
Management Corporation                               During the Past Two Years
----------------------                               --------------------------------

George C. Bowen, Director                            Treasurer of the New York-based and Rochester-
Senior Vice President,                               based Oppenheimer funds; Vice President,
Treasurer and Assistant                              Assistant Secretary and Treasurer of the
Secretary.                                           Denver-based Oppenheimer funds; Senior Vice
                                                     President and Treasurer of OppenheimerFunds,
                                                     Inc. ("OFI"); Vice President and Treasurer of
                                                     OppenheimerFunds Distributor, Inc. ("OFDI") and
                                                     HarbourView Asset Management Corporation
                                                     ("HarbourView"), an investment adviser
                                                     subsidiary of OFI; Vice President, Treasurer
                                                     and Secretary of Shareholder Services, Inc.
                                                     ("SSI") and Shareholder Financial Services,
                                                     Inc. ("SFSI"), transfer agent subsidiaries of
                                                     OFI; President, Treasurer and Director of
                                                     Centennial Capital Corporation; Vice President
                                                     and Treasurer of Oppenheimer Real Asset
                                                     Management Inc. ("Real Asset"); Treasurer of
                                                     Oppenheimer Partnership Holdings, Inc.
                                                     ("Holdings") and Oppenheimer Acquisition Corp.
                                                     ("OAC"); Chief Executive Officer, Treasurer and
                                                     Director of MultiSource Services, Inc.
                                                     ("MultiSource"); formerly Senior Vice
                                                     President/Comptroller and Secretary of
                                                     Oppenheimer Asset Management Corporation
                                                     ("OAMC"), an investment adviser which was a
                                                     subsidiary of OFI.




Michael Carbuto, Vice                                Vice President and/or a Portfolio Manager of
President                                            certain Oppenheimer funds.

Andrew J. Donohue,                                   Secretary of the New York-based and Rochester-
President and Director                               based Oppenheimer funds; Vice President and
                                                     Secretary       of      the
                                                     Denver-based    Oppenheimer
                                                     funds;    Executive    Vice
                                                     President,   Director   and
                                                     General  Counsel  of  OFDI;
                                                     Director,   Executive  Vice
                                                     President    and    General
                                                     Counsel of OFI, SSI,  SFSI,
                                                     HarbourView,  Holdings  and
                                                     MultiSource;        General
                                                     Counsel  of OAC;  President
                                                     and Director of Real Asset;
                                                     formerly     Senior    Vice
                                                     President   and   Associate
                                                     General  Counsel of OFI and
                                                     OFDI.

Katherine P. Feld,                                   Vice President and Secretary of OFI, OFDI and
Secretary                                            Real Asset; Secretary of HarbourView, OAC,
                                                     MultiSource and Holdings; Secretary, Vice
                                                     President and Director of Centennial Capital
                                                     Corp.

Gary P. Tyc, Assistant                               Assistant Treasurer of OFDI and SFSI; Vice
Treasurer and Assistant                              President, Assistant Secretary and Assistant
Secretary                                            Treasurer of OFI.

Dorothy Warmack, Vice                                Vice President of OFI; Vice President and/or
President                                            Portfolio Manager of certain Oppenheimer funds.

Carol Wolf, Vice                                     Vice President of OFI; Vice President and/or
President                                            Portfolio Manager of certain Oppenheimer funds.

Arthur Zimmer, Vice                                  Vice President of OFI; Vice President and/or
President                                            Portfolio Manager of certain Oppenheimer funds.


         The Oppenheimer funds include the New York-based Oppenheimer funds, the Denver-based Oppenheimer funds and the Rochester-based Oppenheimer funds set forth below:

New York-based Oppenheimer funds
---------------------------------


Oppenheimer Asset Allocation Fund
Oppenheimer California Municipal Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Trust
Oppenheimer Quest for Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Series Fund, Inc.
Oppenheimer Target Fund
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Denver-based Oppenheimer funds
-------------------------------
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.

Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax Exempt Income Fund, Inc.

Rochester-based Oppenheimer funds
----------------------------------
Bond Fund Series - Oppenheimer Bond Fund For Growth
Rochester Fund Municipals
Rochester Portfolio Series - Limited Term
  New York Municipal Fund

         The address of OppenheimerFunds, Inc., the New York-based Oppenheimer funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

         The address of the Denver-based Oppenheimer funds, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management Inc.
and MultiSource Service Inc. is 3410 South Galena Street, Denver,
Colorado 80231.

         The address of the Rochester-based Oppenheimer funds is 350 Linden Oaks, Rochester, New York 14625-2807.


Item 29.          Principal Underwriter
--------          ---------------------

         (a) Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

         (b) The directors and officers of the Registrant's principal underwriter are:


                                                                                                 Positions and
Name & Principal                            Positions & Offices                                  Offices with
Business Address                            with Underwriter                                     Registrant
----------------                            -------------------                                  -------------

George C. Bowen+                            Director, Senior Vice                                Vice
                                            President, Treasurer and                             President,
                                            Assistant Secretary                                  Treasurer and
                                                                                                 Assistant
                                                                                                 Secretary

Michael Carbuto+                            Vice President                                       None

Andrew J. Donohue*                          President and Director                               Vice President
                                                                                                 and Secretary

Katherine P. Feld*                          Secretary                                            None

Gary Paul Tyc+                              Assistant Treasurer and                              None
                                            Assistant Secretary

Dorothy Warmack+                            Vice President                                       Vice President

Carol Wolf*                                 Vice President                                       Vice President

Arthur Zimmer*                              Vice President                                       Vice President


* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231


         (c)      Not applicable.



Item 30.          Location of Accounts and Records
--------          --------------------------------

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Centennial Asset Management Corporation, 3410 South Galena Street, Denver, Colorado 80231.

Item 31.          Management Services
--------          -------------------

                  Not applicable.

Item 32.          Undertakings
--------          ------------

         (a)      Not applicable.

         (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 8th day of October, 1996.

                                  CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

                                  By:  /s/ James C. Swain
                                 --------------------------
                                  James C. Swain, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                                           Title                                   Date
----------                                           -----                                   ----

/s/ James C. Swain*                                  Chairman, Trustee                       October 8, 1996
------------------                                   and Principal
James C. Swain                                       Executive Officer

/s/ Jon S. Fossel*                                   Trustee                                 October 8, 1996
-----------------
Jon S. Fossel

/s/ George C. Bowen*                                 Vice President,                         October 8, 1996
-------------------                                  Treasurer,
George C. Bowen                                      Assistant
                                                     Secretary and
                                                     Principal Financial
                                                     and Accounting
                                                     Officer

/s/ Robert G. Avis*                                  Trustee                                 October 8, 1996
------------------
Robert G. Avis

/s/ William A. Baker*                                Trustee                                 October 8, 1996





--------------------
William A. Baker

/s/ Charles Conrad, Jr.*                             Trustee                                 October 8, 1996
-----------------------
Charles Conrad, Jr.

/s/ Sam Freedman*                                    Trustee                                 October 8, 1996
------------------
Sam Freedman

/s/ Raymond J. Kalinowski*                           Trustee                                 October 8, 1996
-------------------------
Raymond J. Kalinowski

/s/ C. Howard Kast*                                  Trustee                                 October 8, 1996
------------------
C. Howard Kast

/s/ Robert M. Kirchner*                              Trustee                                 October 8, 1996
---------------------
Robert M. Kirchner

/s/Bridget A. Macaskill*                             President,                              October 8, 1996
-----------------------                              Trustee
Bridget A. Macaskill

/s/ Ned M. Steel*                                    Trustee                                 October 8, 1996
-----------------
Ned M. Steel

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact



                     CENTENNIAL CALIFORNIA TAX EXEMPT TRUST

                                INDEX TO EXHIBITS


         Exhibit                    Description
         -------                    -----------
         24(b)(11)                  Independent Auditors' Consent

         24(b)(16)                  Performance Data Computation Schedule

         24(b)(17)                  Financial Data Schedule


                                  --- Power of Attorney:  Sam Freedman

                                  --- Power of Attorney:  Bridget A. Macaskill